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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   January 10, 2000



                                ----------------
                                   PSINET INC.
             (Exact Name of Registrant as Specified in its Charter)
                                ----------------

              NEW YORK                    0-25812               16-1353600
    (STATE OR OTHER JURISDICTION OF      Commission         (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)       File Number       IDENTIFICATION NO.)

   510 HUNTMAR PARK DRIVE, HERNDON, VA                            20170
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                        (ZIP CODE)


     (Registrant's Telephone Number, Including Area Code) (703) 904-4100
                                                          --------------


         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.   Other Events

     During December 1999, we processed $1.4 million of invoices relating to software consulting work performed by three vendors during the second and third quarters of 1999. We are amending our financial statements to reflect these expenses in the second and third quarters.

     We believe the amounts involved ($0.4 million in the second quarter and $1.0 million in the third quarter) are not material to any line item in the financial statements for either quarter. These additional expenses do impact EBITDA (earnings before interest, taxes, depreciation and amortization, other non-operating income and expense, and charge for acquired in-process research and development), which is one measure of our performance. Recording these expenses in the periods in which the work was performed results in a slight EBITDA loss in both the second and third quarters (as presented in the table below). We believe the change has an insignificant impact on our business and operating trends. It has no impact on compliance with our debt covenants.

                                                               Quarter Ended                         Nine Months Ended
                                                 --------------------------------------------       --------------------
                                                   June 30, 1999          September 30, 1999         September 30, 1999
                                                 -----------------       --------------------       --------------------
Dollars in millions (except per share amounts)      As        As             As          As             As          As
                                                 Reported  Amended       Reported     Amended       Reported     Amended
                                                 --------  -------       --------     -------       --------     -------
Data communications and operations costs and
  expenses                                      $    86.3    $    86.7   $    97.5    $    98.5    $  259.9     $  261.3
Loss from operations                                (34.2)       (34.6)      (40.9)       (41.9)     (108.8)      (110.2)
EBITDA (as defined)                                   0.2         (0.2)        0.7         (0.3)       (6.0)        (7.4)
Net loss available to common shareholders           (62.0)       (62.4)      (87.7)       (88.7)     (208.9)      (210.4)
Basic and diluted loss per share                    (1.00)       (1.01)      (1.35)       (1.37)      (3.48)       (3.50)

Net cash used in operating activities               (62.1)       (62.1)      (64.2)       (64.2)     (203.5)      (203.5)

Total liabilities                                 1,483.5      1,484.0     2,811.6      2,813.0
Shareholders' equity                                529.9        529.5       487.9        486.5


Financial statement information and related disclosures included in the exhibits to this filing reflect, where appropriate, the resulting change. Those exhibits are incorporated by reference into this Form 8-K.

While we have included as exhibits 99.1 and 99.3 to this filing the entire financial statements for the second and third quarters of 1999, respectively, readers should note that the only sections of those exhibits that actually changed are as follows:

-    Consolidated Balance Sheets as of June 30, 1999 and September 30, 1999;

- Consolidated Statements of Operations for the three and six months ended June 30, 1999 and for the three and nine months ended September 30, 1999;

- Note 1--Basis of Presentation for the six months ended June 30, 1999 and for the nine months ended September 30, 1999;

- Note 3--Acquisitions of Certain Business for the six months ended June 30, 1999 and for the nine months ended September 30, 1999;

- Note 8--Comprehensive Income for the three and six months ended June 30, 1999 and for the three and nine months ended September 30, 1999; and

- Note 10--Industry Segment and Geographic Reporting for North America segment for the three and six months ended June 30, 1999 and for the U.S./Canada segment for the three and nine months ended September 30, 1999.

While we have also included as exhibits 99.2 and 99.4 to this filing the entire Management's Discussion and Analysis of Financial Condition and Results of Operations for the second and third quarters of 1999, respectively, readers should note that the only sections of those exhibits that actually changed are:

- Data Communications and Operations for the three and six months ended June 30, 1999 and the three and nine months ended September 30, 1999;

- Net Loss Available to Common Shareholders and Loss per Share for the three and six months ended June 30, 1999 and three and nine months ended September 30, 1999; and

- Segment Information for the North America segment for the three months ended June 30, 1999 and for the U.S./Canada segment for the three and nine months ended September 30, 1999.

Item 7.   Exhibits

Exhibit 99.1    Item 1.  Financial Statements for the quarterly period ended
                         June 30, 1999 (Amended)

Exhibit 99.2    Item 2.  Management's Discussion and Analysis of Financial
                         Condition and Results of Operations for the quarterly period ended June 30, 1999 (Amended)

Exhibit 99.3    Item 1.  Financial Statements for the quarterly period ended
                         September 30, 1999 (Amended)

Exhibit 99.4    Item 2.  Management's Discussion and Analysis of Financial
                         Condition and Results of Operations for the quarterly period ended September 30, 1999 (Amended)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: JANUARY 10, 2000                     PSINET INC.

                                            By: /s/ EDWARD D. POSTAL
                                                --------------------------

                                                Edward D. Postal
                                                Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:

-------------------  -----------------------------------------------------------------------  ----------------
Exhibit Number       Description of Exhibit                                                   Location

-------------------  -----------------------------------------------------------------------  ----------------
99.1                 Item 1.  Financial Statements for the quarterly period ended June 30,    Filed
                              1999 (Amended)                                                  herewith
-------------------  -----------------------------------------------------------------------  ----------------
99.2                 Item 2. Management's Discussion and Analysis of Financial Condition      Filed
                             and Results of Operations for the quarterly period ended         herewith
                             June 30, 1999 (Amended)
-------------------  -----------------------------------------------------------------------  ----------------
99.3                 Item 1. Financial Statements for the quarterly period ended              Filed
                             September 30, 1999 (Amended)                                     herewith
-------------------  -----------------------------------------------------------------------  ------ ----------
99.4                 Item 2.  Management's Discussion and Analysis of Financial Condition     Filed
                              and Results of Operations for the quarterly period ended        herewith
                              September 30, 1999 (Amended)
-------------------  -----------------------------------------------------------------------  ----------------

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